                                  FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


     Date of Report (Date of Earliest Event Reported)  December 19, 1995


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                       Commission file number: 0-5256


               GREAT AMERICAN MANAGEMENT AND INVESTMENT, INC.
           (Exact Name of Registrant as Specified in Its Charter)

                    Delaware                       58-1351398
        (State or Other Jurisdiction of        (I.R.S. Employer
         Incorporation or Organization)        Identification No.)



                          Two North Riverside Plaza
                           Chicago, Illinois 60606
                  (Address of Principal Executive Offices)


                               (312) 648-5656
            (Registrant's telephone number, including area code)


                               Not Applicable
 (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.   OTHER EVENTS

On December 19, 1995, Great American Management and Investment, Inc. issued a press release jointly with Eagle Industries, Inc., its wholly owned subsidiary, describing fourth quarter 1995 charges and the commencement of a tender and consent offer.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

        99.1 Press Release issued by Great American Management and Investment, Inc. dated December 19, 1995.

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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   GREAT AMERICAN MANAGEMENT AND
                                   INVESTMENT, INC.




                                   By:  /s/  Sam A. Cottone
                                        -------------------

                                        Sam A. Cottone
                                        Senior Vice President, Chief
                                        Financial Officer and Treasurer




Dated:  December 20, 1995